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                                                                    EXHIBIT 99.1




June 18, 1998



Mr. Douglas P. Baker
Vice President and Chief Financial Officer
SI Diamond Technology, Inc.
12100 Technology Blvd.
Austin, TX 78727

Dear Mr. Baker:

This is to confirm that the client-auditor relationship between SI Diamond Technology, Inc. (Commission File Number 1-11602) and Coopers & Lybrand L.L.P. has ceased.

Very truly yours,


/s/ COOPERS & LYBRAND L.L.P.

Coopers & Lybrand L.L.P.


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C. 20549